UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 31, 2017
Date of Report
(Date of earliest event reported)

Universal Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1110 W. Commercial Blvd., Fort Lauderdale, Florida		33309
(Address of principal executive offices)		(Zip Code)
(954) 958-1200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure
On August 31, 2017, Universal Insurance Holdings, Inc. ("Company") announced that its Board of Directors declared a cash dividend on the Company's common stock of $0.14 per share, payable on October 24, 2017 to shareholders of record on September 12, 2017.  The announcement, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated August 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL INSURANCE HOLDINGS, INC.

Date: August 31, 2017	By:	/s/ Sean P. Downes
	Name:	Sean P. Downes
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated August 31, 2017